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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 17, 2003


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                               EDT Learning, Inc.
             (Exact name of Registrant as specified in its charter)



          Delaware                         1-13725               76-0545043
(State or other jurisdiction       (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


 2999 North 44th Street, Suite 650, Phoenix, Arizona              85018
     (address of principal executive offices)                  (Zip code)


                                 (602) 952-1200
              (Registrant's telephone number, including area code)

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ITEM 7.   Financial Statements and Exhibits



The following exhibit is filed herewith:


Exhibit Number     Description
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99.1               Press release dated September 17, 2003, issued by EDT
                   Learning, Inc.   Filed herewith.


ITEM 9.   Regulation FD Disclosure


On September 17, 2003, EDT Learning. Inc. ("the Company") issued a press release, a copy of which is furnished as Exhibit 99.1 to this current report.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EDT Learning, Inc.


                                              By: /s/ Brian L. Berry
                                                 -------------------------------
                                                 Vice President of Finance
Date:  September 17, 2003


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                                  EXHIBIT INDEX

Exhibit
Number     Description of Exhibits
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 99.1      Copy of press release issued by EDT Learning on September 17, 2003.